COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES

NOTE 27. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain properties which are used as office premises under lease agreements that expire at various dates through 2017. The following table sets forth our future aggregate minimum lease payments required under these operating leases, as of December 31, 2014:

(in US$ thousands)	Amount
2015	910
2016	235
2017	4

$1,149

Rental expense for operating leases amounted to $1.8 million, $1.0 million and $1.0 million for the years ended December 31, 2012, 2013 and 2014, respectively.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. The following table summarizes the committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2014.

(in US$ thousands)	License fees	Minimum guarantees against future royalties	Total
Minimum required payments:
In 2015	$1,129	$1,300	$2,429
After 2015	5,000	1,500	6,500

	$6,129	$2,800	$8,929

The initial minimum guarantees against future royalties and license fees are not required to be paid until the licensed games are commercially released or until certain milestones are achieved, as stipulated in the individual license agreements. The remaining minimum guarantees are generally required to be paid within three years subsequent to the commercial release dates of the licensed games.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business. Currently there are no outstanding claims or litigations against us.